UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2012

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53291
(Commission File Number)

Not Applicable
(IRS Employer Identification No.)

Suite 810 – 675 West Hastings Street, Vancouver, British Columbia V6B 1N2
(Address of principal executive offices and Zip Code)

(604) 681-9635
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

In April, 2012 we closed a private placement of 14,285,000 shares at a price of $0.06 per share for gross proceeds of $857,100. We issued an aggregate of 2,000,000 shares to one subscriber that each represented that it was not a US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction pursuant to Regulation S and/or Section 4(2) of the Securities Act of 1933 and an additional 12,285,000 shares to eight accredited investors, who represented that they were each a “US Person” as defined in Regulation S, pursuant to Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933. Proceeds of the private placement are intended to be applied to the Company’s ongoing work program on its mining projects, continued exploration for new projects and general working capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE VICTORIA MINING COMPANY, INC.

By:	/s/ David Kalenuik
David Kalenuik
President
Dated: April 27, 2012